UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                        ---------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  April 22, 2003


                          CCC INFORMATION SERVICES GROUP INC.

             (Exact name of registrant as specified in its chapter)

           Delaware                   000  -  28600             54-1242469

 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of  incorporation)                                    Identification  No.)


                           World Trade Center Chicago
                              444 Merchandise Mart
                             Chicago, Illinois 60654

                    (Address of Principal Executive Offices)

                        ---------------------------------

                                  312-222-4636

              (Registrant's telephone number, including area code)

                        ---------------------------------
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ITEM 5. OTHER EVENTS
--------------------

     On April 22, 2003, CCC Information Services Inc., a subsidiary of CCC Information Services Group Inc., filed a complaint against Mitchell International, Inc. in the United States District Court for the Northern District of Illinois (Eastern Division). A copy of the press release issued by CCC with respect to this matter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
-----------------------------------------

(a)  Financial Statements of Business Acquired

     Not Applicable.

(b)  Pro Forma Financial Information

     Not Applicable.

(c)  Exhibits

     99.1 Press Release issued April 22, 2003.

                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  April  22,  2003                    CCC  INFORMATION SERVICES GROUP INC.

                                        By: Githesh Ramamurthy
                                            ------------------------
                                            Githesh Ramamurthy
                                            Chief Executive Officer

                                  EXHIBIT INDEX


EXHIBIT
NUMBER          DESCRIPTION
------          -----------

99.1            Press  Release  issued  April  22,  2003.